EXHIBIT 10.10

                               DELTA MUTUAL, INC.
                             111 North Branch Street
                             Sellersville, PA 18960

July 1, 2003

Gary T. Robinson
162 West 54th Street, Suite 12-E
New York, New York 10019

Dear Mr. Robinson:

This shall serve as the agreement by and between Delta Mutual, Inc., a Delaware Corporation (the "Company") and Gary T. Robinson of New York, (the "Employee") to provide Employee with full compensation for his past services rendered to the Company.

The Company acknowledges that the Employee has performed administrative and corporate services, for and on behalf of the Company, in his role as chief executive officer of the Company from November 2002 to June 13, 2003. These services have included, corporate administration, securities filings and communications for and on behalf of the Company. All of these past services have resulted in an outstanding Company debt due Employee in the amount of $93,625.00. Pursuant to our discussions, Employee has agreed to accept 280,000 restricted shares of the Company's common shares (the "Shares") 1n full payment of the Company's debt. In addition and as further consideration for Employee's agreement to accept the Shares as payment, the Company shall utilize its best efforts to register the Shares for sale to the public by including them in a Form S-8 registration statement that the Company shall file with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "1933 Act"). The Company shall issue the Shares in your individual name and identity you as the selling shareholder in the registration statement. Upon the filing of this Form S-8, we shall notify you of the date of its effectiveness and provide you with the necessary copies of the prospectus to be used in any proposed sale of the Shares.

Please indicate your agreement to the terms set forth in this correspondence by signing your name where indicated below, returning a signed copy to me at your convenience.

Very truly yours,

/s/ Peter F. Russo
-------------------------------
DELTA MUTUAL, INC.
Peter F. Russo, President


AGREED TO AND ACCEPTED BY:
Gary T. Robinson
By: /s/ Gary T. Robinson
    ---------------------------
        Gary T. Robinson

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